SECURITIES AND EXCHANGE COMMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 30, 2003


                          SCB COMPUTER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its Charter)


              TENNESSEE              00 0-27694             62-1201561
           (State or other      (Commission File         (IRS Employer
           jurisdiction of           Number)           Identification Number)
            incorporation)

        3800 FOREST HILL-IRENE ROAD, SUITE 100, MEMPHIS, TENNESSEE 38125
      (Address of principal executive offices)                     (Zip Code)


                                 (901) 754-6577
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5.      Other Events and Regulation FD Disclosure.

     On October 27, 2003, SCB Computer Technology, Inc. issued a press release announcing the execution of an Agreement and Plan of Merger dated October 24, 2003 by and among Ciber, Inc., Daphne Acquisition Corporation, and SCB Computer Technology, Inc. and the execution of a Voting and Option Agreement dated October 24, 2003 between Ciber, Inc., T. Scott Cobb, T. Scott Cobb, Jr. and Jeffrey Cobb. Copies of the Agreement and Plan of Merger and the press release are attached as Exhibits to this Form 8-K.

ITEM 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                        Financial Statements. Not applicable.

(b)                        Pro Forma Financial Information. Not applicable.

(c)                        Exhibits.

Exhibit No.               Title

         2.1 Agreement and Plan of Merger dated October 24, 2003 by and among Ciber, Inc., Daphne Acquisition Corporation, and SCB Computer Technology, Inc. (exhibits and schedules to this Agreement are omitted, but will be provided to the Commission upon request).

         99.1             Press Release of SCB Computer Technology, Inc.
                         (the "Company") dated October 27, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 27, 2003

  SCB COMPUTER TECHNOLOGY, INC.,

                              By:      /s/ T. Scott Cobb
                                 -----------------------------------------
                                       T. Scott Cobb,
           President and
                                       Chief Executive Officer

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                                  EXHIBIT INDEX

xhibit No.               Title

        2.1 Agreement and Plan of Merger dated October 24, 2003 by and among Ciber, Inc., Daphne Acquisition Corporation, and SCB Computer Technology, Inc.

        99.1             Press Release of SCB Computer Technology, Inc.
                         (the "Company") dated October 27, 2003.